UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The Quantum Group, Inc.

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THE QUANTUM GROUP, INC.

3420 Fairlane Farms Road, Suite C

Wellington, Florida  33414

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 31, 2006

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To the Stockholders of The Quantum Group, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of The Quantum Group, Inc., a Nevada corporation (the “Company”), will be held on August 31, 2006 at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746 at 1:00 pm  Eastern Daylight Savings Time, for the following purposes:

1.

To elect 7 individuals to serve as members to the Company’s Board of Directors to hold office until the Company’s annual meeting of stockholders to be held in 2007 and until their successors are duly elected and qualified;

2.

To ratify the appointment of Daszkal Bolton LLP as independent auditors of the Company for the fiscal year ending October 31, 2006;

3.

To authorize a reverse stock split of the Company’s outstanding common stock; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on July 21, 2006 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

The Board of Directors recommends that you vote FOR the Board’s nominees to serve as directors and FOR Proposals 2 and 3.

By Order of the Board of Directors,

NOEL J. GUILLAMA
Chairman and President

August 1, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

THE QUANTUM GROUP, INC.

3420 Fairlane Farms Road, Suite C

Wellington, Florida  33414

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PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

AUGUST 31, 2006

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INTRODUCTION

The accompanying proxy is solicited by the Board of Directors of The Quantum Group, Inc. (the “Company,” “we”, “us” and similar terms) to be voted at the Annual Meeting of Stockholders to be held at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746 at 1:00 pm Eastern Daylight Savings Time on August 31, 2006 (the “Annual Meeting”), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company’s stockholders for approval. Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum.

The cost of preparing and mailing the enclosed proxy materials, which are estimated to be approximately $8,000, will be borne by the Company. The Company may use the services of its officers and employees (who will receive no additional compensation) to solicit proxies. In addition to the use of the mail, proxies may be solicited by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company intends to request banks and brokers holding shares of the Company’s common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. The Company may also retain the services of a solicitation firm to aid in the solicitation of proxies. If it does so, the Company will pay the fees and expenses of such firm.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the offices of the Company for a period of at least ten days preceding the Annual Meeting.

VOTING AT THE ANNUAL MEETING

The shares entitled to vote at the Annual Meeting consist of shares of the Company’s common stock (the “Common Stock”), with each share entitling the holder to one vote. At the close of business on July 21, 2006, the Record Date for the Annual Meeting, there were issued and outstanding 24,979,209 shares of the Company’s Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about August 3, 2006.

Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR the election of the nominees for director listed in this proxy statement; FOR ratification of the appointment of Daszkal Bolton LLP; FOR the reverse split and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. A stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person.

A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of the Company’s common stock, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum.

The seven nominees for director shall be elected as directors of the Company if they receive the affirmative vote of a majority of the shareholders of common stock present in person or represented by proxy at the Annual Meeting. The vote required for ratification of Daszkal Bolton LLP as independent auditors for the Company, for the fiscal year ending October 31, 2006 is the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. The vote required for effectuating the reverse split is the affirmative vote of a majority of the Company’s outstanding shares of common stock. For purposes of determining stockholder approval of such proposals, abstentions will be treated as shares of common stock voted against adoption of such proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date for:  (a) each person known by us to own beneficially more than 5% of our of common stock; (b) each of our directors; (c) each of our executive officers; and (d) all directors and executive officers as a group. The percentage of beneficial ownership for the following table is based on 24,979,209 shares of common stock outstanding on the Record Date.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this proxy statement are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons and entities listed below have sole voting and investment power over their shares of common stock, except to the extent that individuals share authority with spouses under applicable law. Unless otherwise indicated below, the address for the persons and entities listed below is 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414.

Name/Address of Beneficial Owner	Amount/Nature of Beneficial Ownership of Common Stock(1)	Percentage of Beneficial Ownership(2)
Guillama, Noel(3)(10)	9,545,543	38.21%
Cohen, Donald B.(4)	1,386,672	5.55%
Guillama, Susan D.(5)(11)	1,319,391	5.28%
Baker, James D.(6)	240,840	*
Haggerty, Mark(7)	235,840	*
Rosenbaum, Michael(8)	5,000	*
Nauert, Peter(9)	255,000	1.02%
Directors and Executive Officers, as a group (7 persons)	12,988,286	52.00%

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*

Less than 1%

(1)

A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 21, 2006 upon exercise of options and warrants.  Each beneficial owner’s percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from July 21, 2006 have been exercised.

(2)

Applicable percentage ownership is based on 24,979,209 shares of Common Stock outstanding as of July 21, 2006.

(3)

Includes (a) 7,492,125 shares held by Mr. Guillama; (b) 520,078 shares held by Guillama Family Holdings, Inc in which Mr. Guillama owns 100% interest; (c) 1,000,000 shares held by Guillama, Inc. in which Mr. Guillama owns 100% interest; (d) 200,000 shares issuable upon the exercise of options at $0.40 per share until October 1, 2010; and (e) 333,340 shares issuable upon the exercise of options at $0.50 per share until August 27, 2011. This does not include 266,660 shares issuable upon the exercise of options at $0.50 per share until December 26, 2012. Mr. Guillama disclaims all shares and has no interest in the holdings of Mrs. Guillama.

(4)

Includes (a) 1,070,000 shares; (b) 150,000 shares issuable upon the exercise of options at $0.40 per share until October 1, 2010; and (c) 166,672 shares issuable upon the exercise of options at $0.50 per share until August 27, 2011. Does not include 133,328 shares issuable upon the exercise of options at $.50 per share until December 26, 2012.

(5)

Includes (a) 962,678 shares; (b) 190,041 shares held by her minor son; and (c) 166,672 shares issuable upon the exercise of options at $.50 per share until August 27, 2011. Does not include 133,328 shares issuable upon the exercise of options at $0.50 per share until December 26, 2012. Mrs. Guillama disclaims all shares and has no interest in the holdings of Mr. Guillama.

(6)

Includes (a) 127,500 shares; (b) 20,000 shares transferable upon the exercise of options at $0.001 per share owned by Mr. Guillama; (c) 10,000 shares issuable upon the exercise of options at $0.40 per share until October 1, 2010; and (d) 83,340 shares issuable upon the exercise of options at $0.50 per share until August 27, 2011. Does not include (a) 66,660 shares issuable upon the exercise of options at $0.50 per share until December 26, 2012; and (b) 25,000 shares to be vested at 2,500 shares per quarter until January 31, 2009.

(7)

Includes (a) 92,500 shares; (b) 35,000 shares held by Linda Jean Haggerty; (c) 2,500 shares transferable upon the exercise of options at $0.01 per share on shares owned by Mr. Guillama until July 24, 2008; (d) 12,500 shares transferable upon the exercise of options at $0.01 per share until July 24, 2008 held by Linda Jean Haggerty; (e) 10,000 shares issuable upon the exercise of options at $0.40 per share until October 1, 2010 and (f) 83,340 shares issuable upon the exercise of options at $0.50 per share until August 27, 2011. Does not include (a) 66,660 shares issuable upon the exercise of options at $0.50 per share until December 26, 2012; and (b) 25,000 shares to be vested at 2,500 shares per quarter until January 31, 2009.

(8)

Includes 5,000 shares. Does not include (a) 25,000 shares to be vested at 2,500 shares per quarter until January 31, 2009 and (b) 494,117 held by his wife, Maj-Britt Rosenbaum. Mr. Rosenbaum disclaims all shares and has no interest in the holdings of Maj-Britt Rosenbaum.

(9)

Includes 255,000 shares. Does not include 25,000 shares to be vested at 2,500 shares per quarter until January 31, 2009.

(10)

Mr. Guillama has granted options to affiliated and non-affiliated persons to purchase 1,590,514 shares of the Company at $0.001 per share, of his personal holdings. Of these 1,590,514 options granted, 257,642 options remain unexercised, of which 35,000 options were granted to directors and their affiliated persons and 222,642 options were granted to unaffiliated persons.

(11)

Susan Guillama is the wife of Noel Guillama.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees and Directors

Seven seats on the Board of Directors will be voted upon at the Annual Meeting. The nominees for director, if elected, will serve until the annual meeting of stockholders to be held in 2007 and until his successor is duly elected and qualified. Our by-laws authorize our Board to determine the number of directors, and our Board currently provides for seven directors. These provisions, together with provisions of our articles of incorporation and by-laws, allow the Board to fill vacancies or increase its size, and may deter or hinder a shareholder from removing incumbent directors and filling such vacancies with its own nominees to gain control of the Board.

All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named nominees. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

Name	Age	Position
Noel J. Guillama	46	Chairman, President, and Director
Donald B. Cohen	52	Vice President, Chief Financial Officer and Director
Susan D. Guillama	46	Vice President, Secretary, Chief Administrative Officer and Director
James D. Baker	62	Director
Mark Haggerty	57	Director
Michael Rosenbaum	68	Director
Peter Nauert	62	Director

Noel J. Guillama, Chairman, President, and Director

Since 2003, Mr. Guillama has been Chairman and President of The Quantum Group, Inc. Previously, Mr. Guillama was Founder, Chairman, President and Chief Executive Officer of Metropolitan Health Networks, Inc. of West Palm Beach, Florida, (AMEX:MDF) from its inception on January 16, 1996 to February 1, 2000. Prior to 1996, Mr. Guillama was Vice President of Development for MedPartners, Inc. (NYSE:DRX), a Birmingham, Alabama-based physician practice management company with revenues of over $5 billion at the time of his departure. Prior to MedPartners, he served as Director and Vice President of Operations for Quality Care Networks, Inc., a South Florida based comprehensive group practice with 36 physicians and 7 offices. Mr. Guillama is a member of both the American College of Health Care Executives and the Medical Group Management Association.  Mr. Guillama continues to hold active licensure as a Building Contractor, Real Estate Broker, Mortgage Broker and Insurance Broker in the State of Florida. Mr. Guillama is a graduate of Massachusetts Institute of Technology’s (MIT) Birthing of Giants Entrepreneurial Leadership Program (1997 – 1999).

Donald B. Cohen, Vice President, Chief Financial Officer and Director

Mr. Cohen is a co-founder of Quantum. Prior to joining Quantum, he served as Chief Financial Officer of I-Titan Communications Network, Inc. a technology design and manufacturer from April 2001 through January 2002. He also served as Chief Financial Officer and Director of Metropolitan Health Networks, Inc. (AMEX:MDF) from April 1996 to April 1999. While at Metropolitan, Mr. Cohen was directly responsible for all accounting, reporting and SEC disclosures and was instrumental in designing and installing the company’s extensive management information and billing and collections system connecting numerous sites into a state-of-the-art leading edge financial system. He additionally served as a consultant for the company through January 2000. Prior to this, Mr. Cohen was Vice President and Chief Financial Officer of ProSports Video Response, Inc., a sports media company, from 1989 to 1992, Vice President and Chief Financial Officer of BDS, Inc., a specialty food manufacturing company, from 1987 to 1989, and Director of Finance of Tel-Plus Communication of Southern California from 1984 to 1986. From 1993 to 1995, Mr. Cohen worked for Ocwen Financial Corporation designing and implementing a loan accounting system. Mr. Cohen received a Bachelor of Science degree from California State University, Northridge, and was certified as a CPA in the State of California.

Susan D. Guillama, Vice President, Secretary, Chief Administrative Officer and Director

Mrs. Guillama has over 18 years of experience in consulting, human resources and facilities operations. Mrs. Guillama was an outside consultant with Quantum from September 2000 to April 2003, when she joined Quantum. Prior to joining Quantum, she was employed by ALLTEL Information Services, a banking software company, from early 2001 through April 2003 where she led the human resources and training departments for a national division focused on banking software solutions. Prior to 2001, she had her own consulting organization, Jacobs Consulting, which focused on employee initiatives such as change management, outplacement and transition services, customer service and career workshops, general employment consulting, and other training initiatives. Mrs. Guillama is a certified master trainer, recruiter and interviewer and holds certifications from Gallup, London House, DDI, and is certified by the American Institute of Baking in Food Processing, Sanitation & Hygiene. She is a member the Society of Human Resource Management and the Palm Beach County HR Association. Mrs. Guillama earned her Bachelor’s degree in Communication from the University of South Florida, and an Associate’s degree in Pre-Law from Andrew College. Additional professional training includes an extensive three-year executive graduate program. Mrs. Guillama is the wife of Noel J. Guillama.

James D. Baker, Director

Mr. Baker has many years of experience as Chief Executive Officer and director of several start-up companies. He has founded and operated several profitable computer-based high technology companies where he played a key role in their launch. From the beginning of 2003 until the present time, Mr. Baker has been a Director, President and Chief Executive Officer of Q-Net Technologies, Inc. (QNTI), a public company created to introduce consumer technology and value added Internet services into the Chinese market. From 2000 until 2002, Mr. Baker was the President of TargitInteractive, Inc. an interactive marketing services provider that delivers millions of e-mail messages on the Internet daily for major clients such as General Motors, Mercedes, Warner Brothers, Kraft Foods, Lexus, and many other advertisers. Mr. Baker currently serves as a director of the Company. Mr. Baker received a Bachelor of Science degree in industrial management from the University of Cincinnati and pursued a Master’s degree in Business Administration at the University of Michigan.

Mark Haggerty, JD, Director

From 2003 to present Mr. Haggerty has acted as in-house legal counsel to a SEC licensed investment advisory corporation. From 1993 to 2003 he was President of Voice & Wireless Corporation, a public telecommunications company. In 1996, Mr. Haggerty was a co-founder of Metropolitan Health Networks, Inc. (AMEX:MDF) and acted as Chairman of its advisory board. Mr. Haggerty is an elected county official having recently been elected to his third term as Hennepin County Parks Commissioner and serves as its Vice-Chairperson. In addition to his being licensed to practice law in the Minnesota and United States Supreme Courts, he also is licensed as a series 7 and 63 securities representative from the NASD and the SEC. Mr. Haggerty was a guarantor for two corporations which went insolvent resulting in a bankruptcy filing in October 2005. Mr. Haggerty is a graduate of the University of Minnesota Law School.

Peter Nauert, Director

Peter Nauert serves as a member of the Company’s Board of Directors since February 9, 2006. Mr. Nauert is the Founder and Chairman of Insurance Capital Management (ICM), a national Company which provides marketing, web-based technology and specialty products for insurance and financial services. Prior to founding ICM, Mr. Nauert was Chairman and CEO of Ceres Group, Inc. (Nasdaq: CERG) from July 1998 to June 2002. In 1998, Mr. Nauert led an investor group that purchased Central Reserve Life Insurance Company (CRLC), a financially troubled health insurance company. He founded Ceres Group, Inc., as the new holding company of CRLC. Through management changes and a series of acquisitions, Mr. Nauert achieved first-year profit turnaround and continuing yearly profits. Mr. Nauert received a Bachelor of Science degree in Business Administration from Marquette University as well as a Juris Doctor (J.D.) from George Washington University.

Michael Rosenbaum, Director

Michael Rosenbaum serves as a member of the Company’s Board of Directors since February 9, 2006. Mr. Rosenbaum has extensive experience in law, mergers and acquisitions, merchant banking and finance. Mr. Rosenbaum has served as a Director for Protrak International since 1984, and continues in this role today. Protrak is the company behind the development and delivery of Customer Relationship Management software (CRM) and Sales Force Automation (SFA) to the investment management industry. From 1998 to 2000, he served as a director and officer of Throttlebox Media, a company that specialized in the sales of downloadable multimedia entertainment. Mr. Rosenbaum is currently a principal in the real estate development of Nail Bay, which is comprised of approximately 160 acres and is located on Virgin Gorda in the British Virgin Islands. Mr. Rosenbaum has been active in Israeli Technology Partners for the last five years having also served as a Director from 2002 through 2004. This organization invests in high tech companies that are based in, or are based upon, technology that was developed in Israel.  Mr. Rosenbaum received a Bachelor of Arts degree from Yale in Economics and Political Science, as well as a Bachelor of Law from Columbia University. Additionally, Mr. Rosenbaum possesses a Master of International Affairs, also from Columbia University.

Information Concerning the Board of Directors

During the year ended October 31, 2005 the Company’s Board of Directors held 4 meetings. Each member of the Board participated in each action of the Board. During fiscal year ended October 31, 2005, James Baker and Mark Haggerty qualified as independent directors as defined by NASD Marketplace Rule 4200. Subsequent to fiscal year ended October 31, 2005, Peter Nauert and Michael Rosenbaum joined the Board of Directors. They both qualify as independent directors.

Committees of the Board of Directors

The Company has three committees, which were elected at the Company’s Board of Directors meeting on February 9, 2006:  Audit, Executive, and Compensation and Option Committees.

•

The Audit Committee selects the independent auditors, reviews the results and scope of the audit and other services provided by independent auditors. It reviews and evaluates internal control functions. As an advisory function of this committee, members also participate in financings, review budgets prior to presentation to the Board of Directors and review budgets vs. actual reports. The Board of Directors has elected Mr. Haggerty and Mr. Rosenbaum as the members of the Audit Committee for fiscal year ending October 31, 2006. Mr. Haggerty was the sole member of the audit committee during the fiscal year ending October 31, 2005. The Company believes that each member of the audit committee qualifies as an “audit committee financial expert”, as such term is defined under federal securities law. The audit committee met 4 times during fiscal year ending October 31, 2005. The Company has adopted an Audit Committee which is included as Exhibit A to this proxy statement.

•

The Executive Committee may exercise the power of the Board of Directors in the management of business and affairs at any time when the Board of Directors is not in session. The Executive Committee shall, however, be subject to the specific directions of the Board of Directors, and is currently composed of Mr. Guillama, Mr. Cohen and Mr. Baker. All actions of the Executive Committee require a unanimous vote. The committee met 2 times during fiscal year ending October 31, 2005.

•

The Compensation and Option Committee for fiscal year ending October 31, 2006 consists of Mr. Nauert and Mr. Haggerty. This committee makes recommendations to the Board of Directors concerning compensation for executive officers, employees and consultants of the Company and makes recommendations concerning the Company’s Stock Option Plan. All actions of the Compensation Committee require a unanimous vote. The committee consisted of Mrs. Guillama and Mr. Baker during fiscal year ending October 31, 2005 and met 2 times during the fiscal year.

•

The Nomination and Governance Committee for fiscal year ending October 31, 2006 consists of Mr. Rosenbaum, Mr. Baker and Mr. Nauert. This committee’s responsibilities include nominating functions for the Board of Directors and Corporate Governance functions.

Legal Proceedings

None.

Code of Ethics

The Company has adopted three Codes of Conduct that collectively covers all officers, directors, employees, consultants and independent contractors of the Company. One Code of Conduct is for employees in general, the second Code of Ethics is for all consulting and/or contracted positions, and the third Code of Ethics addresses senior officers, board members and accounting personnel of the Company. The first and second Codes of Conduct set Company policy on inside information, conflicts of interest, trading of inside information, management and accounting ethics and compliance with all local, state, and federal laws. The third one has special consideration for the handling of corporate financials and disclosure information. The Codes of Conduct may be reviewed at the Company’s website www.qtum.com. The Code of Ethics for principal executives has been previously filed with the Company’s Form 10-KSB Annual Report for the fiscal year ending October 31, 2004.

Section 16(A) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended October 31, 2005, certain number of the Company’s directors, officers, or stockholders beneficially owning more than 10% of any class of equity securities of the Company, there were no failures to file any necessary forms under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

Stockholder Communication with the Board

Each Board member’s private email address is listed at www.QTUM.com, which is publicly accessible.

EXECUTIVE COMPENSATION

Compensation of Directors

The Company reimburses all directors for their expenses in connection with their activities as directors of the Company. In addition, during February 2006 the Company granted each outside director approximately 30,000 shares of stock, vested over three years, and $10,000 to be paid in stock, calculated by taking the average of the last 10 closing days prior to the end of the fiscal year 2006. It is expected that compensation to outside directors will increase as their responsibility expands and the Company develops. The directors will make themselves available to consult with the Company’s management as well as serve on one or more of its Committees. The directors of the Company that are also employees of the Company do not receive additional compensation for their services as directors.

Executive Compensation

As of November 1, 2004, our Board has approved annual compensation of $200,000 for Mr. Guillama, and $96,000 each for Mrs. Guillama and Mr. Cohen. We expect to pay Mr. Guillama, Mr. Cohen and Mrs. Guillama  compensation and bonuses to be negotiated with Compensation Committee of the Company. As of October 31, 2005, the Company has accrued a total of $393,000 in compensation for Mr. Guillama, $121,000 for Mr. Cohen, and $117,000 for Mrs. Guillama. The Company has also accrued $37,400 for the compensation of Outside Directors.

We have no employment agreement with any of our executives or any other officers. All officers currently serve at the pleasure of the Board of Directors. We intend however to enter into written employment contracts with our executive officers in the future.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION

The following tables present information concerning the cash compensation and stock options provided to the Company’s Chief Executive Officer and each additional executive officer for the fiscal years ended October 31, 2005, 2004 and 2003.

Name and Principal Position	Fiscal Year	(1) Salary	Other Annual Compensation	Restricted Stock Award	Securities Underlying Options

Noel J. Guillama	2005	$200,000	$ —	—	258,099
President, Chairman, CEO	2004	$134,000		—	—
	2003	$ 84,000		—	200,000

Donald B. Cohen	2005	$ 96,000	$ —	30,000	151,914
Vice President,	2004	$ 87,000	$12,500	30,000	—
CFO, Director	2003	$ 25,000	$ 1,500	—	150,000

Susan D. Guillama	2005	$ 96,000	$ —	—	83,340
Vice President, Secretary,	2004	$ 87,000	$ —	—	—
Chief Administrative Officer	2003	$ 25,000	$ —	—	—
Director

———————

(1)

Amounts include all accrued compensation whether paid or unpaid during the fiscal year.

OPTIONS AND SARS GRANTED

IN THE YEAR ENDED OCTOBER 31, 2005 TO EXECUTIVES

Name	Number of Securities Underlying Options/SARs	Percent of Total Options Granted to Employees in Fiscal year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciate for Option Term
					5%	10%
Noel J. Guillama	600,000	34.0%	$ 0.50	Jan 27, 2010 thru Dec 26, 2012	$ 339,000	$ 473,500

Donald B. Cohen	300,000	17.0%	$ 0.50	Jan 27, 2010 thru Dec 26, 2012	$ 169,500	$ 236,750

Susan D. Guillama	300,000	17.0%	$ 0.50	Jan 27, 2010 thru Dec 26, 2012	$ 169,500	$ 236,750

On December 27, 2004, the Board of Directors granted Noel J. Guillama 600,000 and Donald B. Cohen and Susan D. Guillama 300,000 each, five-year options to purchase common stock of the Company to be vested over three (3) years. The Board granted these options as the Company has been unable to provide these executives competitive compensation.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND

FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/Unexercisable	Value Of Unexercised In The-Money Options/SARs at Fiscal Year-End ($) Exercisable/Unexercisable (1)
Noel Guillama	—	—	366,670/433,330	$148,335/$151,665
Donald B. Cohen	—	—	233,340/216,216	$ 96,669/$ 75,831
Susan D. Guillama	—	—	83,340/216,660	$ 29,169/$ 75,831

———————

(1)

The closing sale price of the Common Stock on October 31, 2005, as reported by the OTC Bulletin Board, was $0.85 per share. Value is calculated by multiplying (a) the difference between $0.85 and the option exercisable price by (b) the number of shares of Common Stock underlying.

Equity Compensation Plans

The per share exercise price of shares granted under the plan shall not be less than 90% of the fair market value of common stock on the grant date. Officers, directors and key employees of and consultants to the Company will be eligible to receive incentive stock options, non-qualified options or stock grants under the plan. Only officers, directors and employees of the Company who are employed by the Company or by any subsidiary thereof are eligible to receive incentive options.

Under the plan, the Company granted 60,000 shares of common stock and no options during the year ended October 31, 2005. There were no options or stock granted during the year ended October 31, 2004.

	2005			2004
		Options			Options
	Incentive Stock Grants	Number of Shares	Weighted Average Exercise Price	Common Stock Grants	Number of Shares	Weighted Average Exercise Price
Outstanding at beginning of the period	—	—		—	—
Granted	60,000	—		—	—
Exercised	—	—		—	—
Forfeited	—	—		—	—
Outstanding at October 31,	60,000	—		—	—
Exercisable at October 31,		—			—

Available for issuance at October 31 under the plan		4,940,000			5,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 28, 2003, Transform Pack completed the acquisition of Quantum HIPAA Consulting Group, Inc., a Florida Corporation based in Wellington, Florida. Quantum HIPAA Consulting Group is in the business of advising the healthcare industry on the implementation of regulations created to comply with the Health Insurance Portability and Accountability Act of 1996 (HIPAA). Transform Pack made the acquisition by issuing 27,000,000 shares of Common Stock ($0.004 par value) to Noel J. Guillama, the sole stockholder of Quantum HIPAA Consulting Group, in exchange for all the issued and outstanding shares of Quantum HIPAA Consulting Group. As a result of the acquisition on May 28, 2003, Mr. Guillama became the direct and beneficial owner of approximately 80.18 % of the issued and outstanding shares of the Company. Prior to the acquisition of Quantum HIPAA Consulting Group, there was no affiliation or other relationship between Transform Pack and Quantum HIPAA Consulting Group or Mr. Guillama.

At a Special Meeting of the shareholders held on January 30, 2004 the majority of the shareholders agreed to issue 13,300,000 post reverse shares and 200,000 Series A Preferred Stock (subsequently cancelled and returned to the Company) to the majority shareholder of the Company, Mr. Guillama, of both QMT and RHS for 80% of each of those companies. Mr. Guillama had previously granted 7,175,000 options exercisable at $.001 per share on the shares he owned in the two companies. Of this amount, 1,000,000 options are held by an affiliate of Mr. Guillama, 2,180,000 are held by Directors of the Quantum Group and 3,995,000 are held by non-affiliates.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with Company’s independent auditors the overall scope and plans for their respective audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Company’s independent accountants also provided to the Audit Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accountants’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended October 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

Audit Committee
MARK HAGGERTY

Approval of Proposal 1

The seven nominees for director that receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting shall be elected as directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

PROPOSAL TO RATIFY THE APPOINTMENT OF

DASZKAL BOLTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR
THE FISCAL YEAR ENDING OCTOBER 31, 2006

General

At the Annual Meeting, stockholders will be requested to ratify the Board of Directors’ engagement of Daszkal Bolton LLP for the fiscal year ending October 31, 2006. It is not expected that representatives of Daszkal Bolton LLP will be present at the Annual Meeting. If representatives of Daszkal Bolton LLP are present, such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Although the Board of Directors of the Company is submitting the appointment of Daszkal Bolton LLP for shareholder ratification it reserves the right to change the selection of Daszkal Bolton LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification. If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

Fees to Auditors

Audit Fees: The aggregate fees, including expenses, billed by Daszkal Bolton LLP in connection with the audit of the Company’s consolidated financial statements for the review of the Company’s financial information included in its Annual Report on Form 10-KSB for the year ended October 31, 2005 and year ended October 31, 2004 was $25,500 and $20,948, respectively.

Audit Related Fees: The aggregate fees, including expenses, billed by Daszkal Bolton LLP for services reasonably related to the audit for the year ended October 31, 2005 and year ended October  31, 2004 were $-0- and $-0-, respectively.

Tax Fees: The aggregate fees, including expenses, billed by Daszkal Bolton LLP for tax services during the year ended October 31, 2005 and year ended October 31, 2004 was $4,800 and $-0-, respectively.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by Daszkal Bolton LLP during year ended October 31, 2005 and year ended October 31, 2004 was $-0- and $-0-, respectively.

The Audit Committee approves all professional services and fees provided by our principal accountants. For the year 2005 and 2004, the audit committee approved only professional services rendered by our principal accountants for the audit of our annual financial statements and review of our financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years and tax compliance.

Approval of Proposal 2

The approval of Proposal 2 by the stockholders requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF DASZKAL BOLTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 31, 2006.

PROPOSAL 3

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT OF OUR
OUTSTANDING COMMON STOCK TO COMPLY WITH THE INITIAL LISTING REQUIREMENTS
OF A NATIONAL SECURITIES EXCHANGE OR INITIAL QUOTATION REQUIREMENTS ON AN
AUTOMATIC QUOTATION SYSTEM OF A NATIONAL SECURITIES ASSOCIATION AND UPON A
DETERMINATION BY THE BOARD THAT A REVERSE STOCK SPLIT IS IN THE BEST INTEREST
OF OUR STOCKHOLDERS.

General

The Company intends to submit an initial listing application for the listing of its common stock on a national securities exchange or quotation of its common stock on an automatic quotation system of a national securities association. Among other requirements, the initial listing qualifications of the American Stock Exchange require a minimum trading price of $3.00 per share and the initial quotation qualifications of the Nasdaq Capital require a minimum bid price of $4.00 per share. The American Stock Exchange and Nasdaq Capital Market also require that a minimum of 1,000,000 shares of common stock be publicly held. The closing bid price of our common stock on July 21, 2006 was $0.60 per share and approximately 692,000 shares were publicly held. While the Company provides no assurances that it will be accepted for trading on a national securities exchange or automatic quotation system of a national securities association, it desires to affect a reverse stock split sufficient to sustain a closing bid price or quotation price in excess of $3.00 or $4.00 per share, respectively, yet maintain the minimum public float requirement. In order to comply with initial listing requirements the Board of Directors voted unanimously to authorize and recommend that our stockholders approve a proposal to effect a minimum of a 1-for-3 reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock that may be effected in one or more increments by our Board depending on market conditions at any time or from time to time until the next annual stockholders’ meeting. Pursuant to the Reverse Stock Split, a minimum of 3 shares (or such greater number of shares as the Board of Directors deems appropriate to meet initial listing requirements) of the outstanding shares of our Common Stock on the date of the Reverse Stock Split  (the “Old Shares”) will be automatically converted into one share of our Common Stock (the “New Shares”). The Reverse Stock Split, if authorized by our stockholders, will be effected only as required to obtain the listing of the Company’s common stock on the American Stock Exchange or other national securities exchange or quotation on the automatic quotation system of a national securities association and upon a determination by our Board of Directors to such effect that the Reverse Stock Split will result in the greatest marketability and liquidity of our Common Stock, based upon the prevailing market conditions, the likely effect on the market price of our Common Stock and other relevant factors. The Reverse Stock Split will become effective upon filing of a Certificate of Amendment (the “Certificate of Amendment”) to our Certificate of Incorporation with the Nevada Secretary of State. A form of the Certificate of Amendment is included as Exhibit B to this proxy statement.

Purpose and Effect of Proposed Reverse Stock Split

One of the key requirements for the initial listing on a national securities exchange or initial quotation on the automatic quotation system of a national securities association is that our common stock must satisfy an initial trading or quotation price ($3.00 for the American Stock Exchange and $4.00 for the Nasdaq Capital) per share. The closing bid price of our common stock on July 21, 2006 was $0.60 per share. Accordingly, the Company believes that the Reverse Stock Split will improve the price level of our common stock so that we may be accepted for trading on a national securities exchange or quotation on the automatic quotation system of a national securities association, provided we meet all other listing requirements. Our Board also believes that the higher share price, which should result from the Reverse Stock Split, will help generate interest in the Company among investors.

Despite our Board’s belief, the effect of the Reverse Stock Split upon the market price for our common stock cannot be predicted. There can be no assurance that the market price per New Share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of Old Shares of our Common Stock outstanding resulting from the Reverse Stock Split, or that such price will either exceed or remain in excess of the minimum price per share as required by a national securities exchange or quotation on the automatic quotation system of a national securities association. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, we will issue any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Stock Split one share of our Common Stock. There will be no change in the number of authorized shares.

The Reverse Stock Split would have the following effects upon the number of shares of our Common Stock outstanding and the number of authorized and unissued shares of our Common Stock. Upon the effectiveness of the Reverse Stock Split, the number of shares owned by each stockholder will be reduced by the ratio of up to 1 to 3 (or such greater ratio as the Board of Directors deems appropriate to meet listing or quotation standards) shares of Common Stock he, she or it owned immediately prior to the Reverse Stock Split. The per share loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

Assuming a 1-for-3 Reverse Stock Split, the principal effect of the Reverse Stock Split will be that (i) the number of shares of Common Stock issued and outstanding (including those issued pursuant to the Company’s Stock Option Plan) will be reduced from 24,979,209 shares to approximately 8,326,403 shares and (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options, 1/3 of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options immediately preceding the Reverse Stock Split at the same aggregate price required to be paid therefor upon exercise thereof immediately preceding the Reverse Stock Split.

The Reverse Stock Split will not effect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced to 1/3 of its present amount (assuming a 1-for-3 Reverse Stock Split), and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.

Manner of Effecting The Reverse Stock Split and The Exchange Stock Certificates

In the event our stockholders approve the Reverse Stock Split and following the determination by our Board of whether or not to effect the Reverse Stock Split, the Reverse Stock Split will be effected by the filing of the Certificate of Amendment with the Secretary of the State of Nevada. The Reverse Stock Split will become effective on the date of filing the Certificate of Amendment unless we specify otherwise (the “Effective Date”). As soon as practicable after the Effective Date, we will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificates representing the Old Shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his Old Shares have been reclassified as a result of the Reverse Stock Split. Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until such stockholder has surrendered his outstanding certificates together with the properly completed and executed letter of transmittal. Until surrendered, each outstanding certificate representing Old Shares will be deemed for all corporate purposes after the Effective Date to evidence ownership of New Shares in the appropriately reduced number.

No Rights of Appraisal

Under the Nevada General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed amendment to our charter to effect the Reverse Stock Split and we will not independently provide our stockholders with any such right.

Certain Federal Income Tax Consequences

We believe that the federal income tax consequences of the Reverse Stock Split to holders of Old Shares and holders of New Shares will be as follows:

1.

Except as set forth in (5) below, no gain or loss will be recognized by a stockholder on the surrender of the Old Shares or receipt of a certificate representing New Shares.

2.

Except as set forth in (5) below, the aggregate tax basis of the New Shares will equal the aggregate tax basis of the Old Shares exchanged therefor.

3.

Except as set forth in (5) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

4.

The conversion of the Old Shares into the New Shares will produce no gain or loss to us.

5.

The federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest.

Our beliefs regarding the tax consequence of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.

The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he resides.

The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Reverse Stock Split.

Approval of Proposal 3

Approval of the Reverse Stock Split will require the affirmative vote of a majority of the outstanding shares of our common stock.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT.

INTEREST OF CERTAIN PERSONS IN OPPOSITION
TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company, which are intended to be presented, by such stockholders at the annual meeting of stockholders to be held in 2007 must be received by the Company no later than March 31, 2007, in order to have them included in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Meeting; however, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ACCOMPANYING REPORTS

The Company’s Annual Report on Form 10-KSB for the year ended October 31, 2005. The exhibits are available without charge to stockholders upon request to Secretary, The Quantum Group, Inc., 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414.

NOEL J. GUILLAMA
Chairman and President

APPENDIX A

THE QUANTUM GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

I.

STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of The Quantum Group, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company’s compliance with legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company’s independent auditor; review the performance of the Company’s internal audit function; and prepare any reports required of the Committee under rules of the Securities and Exchange Commission. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•

Retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit service and non-audit services.

•

Review with management and the independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•

Regularly communicate with the independent auditor, internal auditors (if any) and financial and senior management and regularly report to the Board.

•

Establish and observe complaint procedures regarding accounting, internal auditing controls and auditing matters.

•

Prepare the report required by the Securities and Exchange Commission.

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

II.

ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of two or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of AMEX or such other exchange or market on which the Company’s securities may be listed. In addition, the Committee shall not include any member who:

•

accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•

is an affiliated person of the Company or any subsidiary of the Company.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. If possible, at least one member shall be a financial expert as determined in accordance with the rules and regulations of the Securities and Exchange Commission.

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.

MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee can meet at a time and location of its preference or via telephone conference call. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, internal auditors (if any) and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

A.

Oversight of the Company’s Independent Auditor

The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee. The Committee shall:

1.

Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

2.

Obtain and review annually a report from the independent auditor describing (i) the auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

3.

Evaluate annually the qualifications, performance and independence of the independent auditor, including whether the independent auditor’s quality-control procedures are adequate, the review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

4.

Adopt a policy assuring the rotation, as required by law, of the lead audit partner every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

5.

Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

6.

Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

7.

Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.

8.

Establish policies for the hiring of employees or former employees of the independent auditor, taking into account the impact of such policies on auditor independence.

9.

Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the auditor’s national office respecting auditing or accounting issues presented by the engagement and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

10.

Review with the independent auditor on a quarterly basis the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.

Review of Financial Reporting, Policies and Processes

To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.

Review and discuss with management and the independent auditor the Company’s annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.

Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s annual report on Form 10-K.

3.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Results of Operation” [prior to the filing of each of the Company’s quarterly report on Form 10-Q].

4.

Review and discuss earnings, press releases and other information provided to analysts and rating agencies, including “pro forma” or adjusted financial information.

5.

At least quarterly, meet separately with management, with internal auditors (if any) and with the independent auditor.

6.

Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

7.

Review annually with management its assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting (“Internal Controls’“), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s report.

8.

Review quarterly with management its evaluation of the Company’s procedures and controls (“Disclosure Controls”) designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management’s evaluation of effectiveness.

9.

Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

10.

Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

11.

Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

12.

Review analyses prepared by management and/or the independent or internal auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including the effects of alternative GAAP methods on the financial statements.

C.

Risk Management, Related Party Transactions, Legal Compliance and Ethics

To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.

Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.

Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.

3.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concern regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.

Adopt a Code of Ethics for senior financial officers and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Take such actions, including review of conduct alleged to be in violation of the Company’s Code of Conduct and/or Code of Ethics, and adoption of remedial, disciplinary, or other measures with regard to such actions, as may be necessary or appropriate under the Code of Conduct and/or Code of Ethics.

5.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6.

Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

7.

Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.

Prepare the Committee’s report required by the rules of the Securities Exchange Commission to be included in the Company’s annual proxy statement.

9.

Develop, in coordination with the Nominating Committee, and implement an annual performance evaluation of the Committee.

10.

Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

11.

Review and reassess the Charter’s adequacy at least annually and as appropriate.

APPENDIX B

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

THE QUANTUM GROUP, INC.

The Quantum Group, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), and in accordance with the applicable provisions of Section 78 of the Nevada Revised Statutes (“NRS”):

FIRST:  That the following resolutions were adopted by the Corporation’s Board of Directors and the holders of a majority of the voting capital stock of the Corporation:

WHEREAS, the Corporation is authorized to issue up to 170,000,000 shares of Common Stock, par value $.001 per share and 30,000,000 shares of Preferred Stock, par value $.001 per share; and

WHEREAS, the Corporation currently has shares of Common Stock issued and outstanding;

NOW, THEREFORE, BE IT RESOLVED, that the Corporation shall effect a reverse split of its Common Stock on a ratio of one for three (1:3) by decreasing the number of its issued and outstanding shares of its Common Stock held by its stockholders of record on July 21, 2006, from 24,979,209 shares to approximately 8,326,403 shares, subject to rounding as set forth below; and

SECOND: That the Fourth paragraph of the Corporation’s Articles of Incorporation, as amended, is hereby deleted in its entirety and replaced with the following:

“ARTICLE IV

CAPITAL”

The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 200,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose. The classes and the aggregate number of shares of stock of each class that the corporation shall have authority to issue are as follows:

(a) 170,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b) 30,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).

The Common Stock as issued from time to time by the Corporation shall be the class of stock required by paragraph 1 of Section 78.196 of the Nevada Revised Statutes; provided, so long as shares of Common Stock that satisfy such requirement are authorized and outstanding, additional shares of the Common Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors, that is non-voting Common Stock.

The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange

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such shares for shares of any other class or classes or any other series of stock of the corporation or for any debt securities of the corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series permitted by law.

The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation. Shares of Common Stock and Preferred Stock (including any series of Preferred Stock) may, without the approval or consent of the holders of shares of said class or series, be issued as a share dividend in respect of shares of another class or series, all as the Board of Directors in its discretion may determine.

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

On the date of filing of this Certificate of Amendment with the Secretary of State of the State of Nevada, every three (3) issued and outstanding shares of the Corporation’s previously authorized Common Stock, par value $.001 per share (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $.001 (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby; provided, however, that each person of record, on holding a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of stock certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled. No cash will be paid or distributed as a result of aforementioned reverse stock split of the Corporation’s Common Stock, and no fractional shares will be issued. All fractional shares, which would otherwise be required to be issued as a result of the stock split, will be rounded up to the nearest whole share.

THIRD: The foregoing Certificate of Amendment to the Articles of Incorporation was adopted pursuant to NRS Section 78.390 by the Board of Directors of the Corporation by unanimous written consent dated, 2006, and was adopted pursuant to NRS Sections 78.310 and 78.370 by the holders of a majority of the Company’s issued and outstanding shares of capital stock entitled to vote on the matter at a meeting of the shareholders held on August 31, 2006. Therefore, the number of votes cast was sufficient for approval.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by its duly authorized officer.

Dated:  ________ __, 2006.

By:
Name:
Its:

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THE QUANTUM GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 31, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE QUANTUM GROUP, INC.

The undersigned hereby appoints Noel Guillama proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on July 21, 2006 at the Annual Meeting of Stockholders to be held at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746 at 1:00 pm Eastern Daylight Savings Time on August 31, 2006, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The Quantum Group, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To elect this option for future mailings, please check the box below.

☐ I agree to receive or access shareholder communications electronically in future years.

(Continued and to be signed on reverse side)

The Board of Directors recommends that you vote FOR the Board’s nominees to serve as directors and FOR Proposals 2 and 3.

1.

Election of Directors

Nominees:

Noel J. Guillama, Donald B. Cohen, Susan D. Guillama, James D. Baker, Mark Haggerty, Michael Rosenbaum and Peter Nauert

☐ FOR all nominees	☐ WITHHOLD AUTHORITY	☐ FOR all nominees,
except as noted below:
Nominee exception(s)

2.

Proposal to ratify the Company’s appointment of Daszkal Bolton LLP as independent auditors of the Company for the fiscal year ending October 31, 2006.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.

Proposal for effectuating a reverse split of the Company’s outstanding common stock.

☐  FOR

☐  AGAINST

☐  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED: _________________________________, 2006

(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.
THANK YOU.